                                      ISDA
              International Swaps and Derivatives Association, Inc.

                                    SCHEDULE
                                     to the
                                Master Agreement

                           dated as of __________ 2005
                                     between

       SOCIETE GENERALE AUSTRALIA BRANCH (ABN 71 092 516 286) ("PARTY A")

                                       AND

  PERPETUAL TRUSTEES AUSTRALIA LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS
TRUSTEE OF A SECURITISATION FUND KNOWN AS THE SMHL GLOBAL FUND NO. 8 ("PARTY B")

                                       AND

ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134) IN ITS CAPACITY AS MANAGER
      OF A SECURITISATION FUND KNOWN AS SMHL GLOBAL FUND NO. 8 ("MANAGER")

                                     PART 1
                             TERMINATION PROVISIONS

(a)  "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(b)  "SPECIFIED TRANSACTION" will not apply.

(c)  (i)  Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(iii) and (iv)
          will not apply to Party A or Party B.

     (ii) Replace Section 5(a)(i) with:

          "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section 2(a)(i) or
          2(e) required to be made by it if such failure is not remedied at or before 10:00am on the tenth Melbourne Business Day after the due date;"

     (iii) Section 5(b)(ii) will not apply if Party A is the sole Affected Party
          (subject to Section 6(aa)(iii) of the Agreement, inserted by Part
          5(aa) of this Schedule).

(d)  The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
     Insolvency Event (as defined in the Security Trust Deed) has occurred in respect of Party A (which will be the Defaulting Party) or Party B (which will be the Defaulting Party); or". The occurrence of an Insolvency Event
     (as defined in the Security Trust Deed) in respect of Party B in its personal capacity will not constitute an Event of Default provided that within 120 Melbourne Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all
     Transactions to a third party in respect of which the Designated Rating
     Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A, Party B and the Manager agree to execute such a novation agreement in a form agreed between the parties.

                                       19

(e)  The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

     will not apply to Party A; and
     will not apply to Party B.

(f)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
     Agreement:

     (i)  Market Quotation will apply; and

     (ii) the Second Method will apply.

(g)  "TERMINATION CURRENCY" means United States Dollars in respect of a
     Transaction which relates to United States Dollars and Euros in respect of a Transaction which relates to Euros provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A, the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(h)  "ADDITIONAL TERMINATION EVENT" will apply. The following shall constitute an Additional Termination Event:

     (i)  With respect to Class A1 Notes only, Party B becomes obliged to make a withholding or deduction in respect of any Class A1 Notes and the
          Class A1 Notes are redeemed as a result. For the purposes of this
          Additional Termination Event, Party B is the Affected Party.
          Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional
          Termination Event occurs, Party B must, at the direction of the
          Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions (in each case in relation to the Class A1 Notes only) provided that such Early
          Termination Date must not be earlier than the time of redemption of the Class A1 Notes.

     (ii) With respect to Class A2 Notes only, Party B becomes obliged to make a withholding or deduction in respect of any Class A2 Notes and the
          Class A2 Notes are redeemed as a result. For the purposes of this
          Additional Termination Event, Party B is the Affected Party.
          Notwithstanding Section 6(b)(iv) of the Agreement, if this Additional
          Termination Event occurs, Party B must, at the direction of the
          Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions (in each case in relation to the Class A2 Notes only) provided that such Early
          Termination Date must not be earlier than the time of redemption of the Class A2 Notes.

     (iii) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security
          Trust Deed, the Class A Notes immediately due and payable. For the purposes of this Additional Termination Event, Party B is the Affected
          Party.

     (iv) Party A fails to comply with its obligations under Part 5(x). For the purposes of this Additional Termination Event, Party A is the Affected
          Party. Notwithstanding Section 6(b)(iv) of the Agreement, if this
          Additional Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions.

                                       20

(i)  TRANSFER TO AVOID TERMINATION EVENT. In Section 6(b)(ii), after the words
     "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes)".

                                       21

                                     PART 2
                               TAX REPRESENTATIONS

(a)  PAYER TAX REPRESENTATIONS

     For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representations:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), 6(e) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i)  the satisfaction of the agreement contained in Section 4(a)(i) or
          4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or
          4(a)(iii);

     (ii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement; and

     (iii) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

     PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (i) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)  PAYEE TAX REPRESENTATIONS:

     For the purpose of Section 3(f) of this Agreement:

     (i)  Party A represents that:

               (a)  It is a "foreign person" within the meaning of the
                    applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on
                    January 1, 2001), unless Party A provides written notice to
                    Party B that it is no longer a foreign person. In respect of each Transaction it enters into through an office or
                    discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment
                    received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or
                    business in the United States.

               (b)  In respect of all Transactions (other than those described in (a) above), no payment received or to be received by it in connection with this Agreement is attributable to a trade or business carried on by it through a permanent
                    establishment in the United States

     (ii) Party B represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself

                                       22

          in that country. Party B further represents that it is a non-US person acting out of a non-US office or branch.

     (iii) The Manager represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country. The Manager further represents that it is a non-US branch of a non-US person for United
          States tax purposes.

                                       23

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

For the purposes of Section 4(a)(i) and (ii) of this Agreement each party further agrees to deliver the following documents as applicable in accordance with the following:

--------------------------------------------------------------------------------------------------------------------------
   PARTY REQUIRED TO                      DOCUMENT                   DATE BY WHICH TO BE DELIVERED    COVERED BY SECTION
        DELIVER                                                                                      3(D) REPRESENTATIONS
--------------------------------------------------------------------------------------------------------------------------

Party A, Party B and       A list of authorised signatories for      On execution and delivery of            Yes
the Manager                the party and evidence satisfactory       this Agreement or any
                           in form and substance to the other        relevant Confirmation and at
                           parties of the authority of the           any time on the request of
                           authorised signatories of the party       the other party.
                           to execute this Agreement and each
                           confirmation on behalf of each
                           relevant party.
--------------------------------------------------------------------------------------------------------------------------
Party A, Party B and       As reasonably required by any other       Upon reasonable request.                Yes
the Manager                party any document or certificate in
                           connection with its obligations to make
                           a payment under this Agreement which
                           would enable that party to make the
                           payment free from any deduction or
                           withholding for or on account of Tax or
                           that would reduce the rate at which the
                           deduction or withholding for or on
                           account of Tax is applied to that
                           payment (including, without limitation,
                           any United States Form W-8BEN or other
                           relevant United States tax form).
--------------------------------------------------------------------------------------------------------------------------
Party B and the Manager    Copies of any reports or accounts         Upon reasonable request by              Yes
                           relating to the Securitisation Fund       Party A subject to not being
                           that are produced for (a)                 obliged to deliver any
                           distribution to the investors in the      document if to do so would
                           Class A Notes, or (b) presentation to     breach or infringe any law
                           the Board of Directors of the Manager     or legally binding
                           and such other information in the         obligation or restraint.
                           Manager's control regarding the
                           financial condition and business
                           operations of the Securitisation Fund
                           as Party A may reasonably require.
--------------------------------------------------------------------------------------------------------------------------

                                       24

--------------------------------------------------------------------------------------------------------------------------
   PARTY REQUIRED TO                      DOCUMENT                   DATE BY WHICH TO BE DELIVERED    COVERED BY SECTION
        DELIVER                                                                                      3(D) REPRESENTATIONS
--------------------------------------------------------------------------------------------------------------------------

Party B and the Manager    Legal opinions as to the validity and     Promptly after entering into            Yes
                           enforceability of the obligations of      this Agreement, in the form
                           Party B and the Manager under this        previously agreed with the
                           Agreement, the Master Trust Deed, the     other parties.
                           Note Trust Deed, the Security Trust
                           Deed and the Class A Notes in form
                           and substance and issued by legal
                           counsel reasonably acceptable to
                           Party A.
--------------------------------------------------------------------------------------------------------------------------
Manager                    Copies of the Master Trust Deed, the      On execution and delivery of            Yes
                           Note Trust Deed, the Supplementary        this Agreement.
                           Bond Terms Notice and the Security
                           Trust Deed certified to be true
                           copies by two authorised signatories
                           of the Manager.
--------------------------------------------------------------------------------------------------------------------------
Manager                    A copy of any document amending or        Promptly upon any such                  Yes
                           varying the terms of the Master Trust     document becoming effective
                           Deed, the Security Trust Deed, the        in accordance with its terms.
                           Note Trust Deed or the Supplementary
                           Bond Terms Notice certified to be a
                           true copy by two authorised
                           signatories of the Manager.
--------------------------------------------------------------------------------------------------------------------------
Party A                    A legal opinion by Party A's internal     Promptly after entering into            Yes
                           counsel as previously provided to the     this Agreement.
                           Designated Rating Agencies.
--------------------------------------------------------------------------------------------------------------------------

                                       25

                                     PART 4
                                  MISCELLANEOUS

(a)  ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     (i)  All notices to Party A under Sections 5 or 6 of this Agreement (other than Section 5(a)(i)) shall be sent to:

          Level 21
          400 George Street
          Sydney NSW 2000
          Australia

          Attention: Director of Structured Finance/Securitisation
          Telephone No: +612 9210 8000
          Facsimile No: +612 9223 4475

          All other notices to Party A shall be sent directly to the Office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the Confirmation of that Transaction or otherwise notified.

     (ii) ADDRESSES FOR NOTICES TO PARTY B:

          Level 7
          9 Castlereagh Street
          Sydney NSW 2000
          Australia

          Attention: Head of Debt Markets / Manager - Securitisation
          Telephone: (61 2) 9229 9000
          Facsimile: (61 2) 9221 7870

          ADDRESS FOR NOTICES TO MANAGER:

          Level 23
          360 Collins Street
          Melbourne VIC 3000
          Australia

          Attention: Settlements Officer
          Telephone: (613) 9605 6000
          Facsimile: (613) 9605 6228

(b)  PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

          Party A appoints as its Process Agent: Nil.

          Party B appoints as its Process Agent: Nil.

(c)  OFFICES. The provisions of Section 10(a) will apply to this Agreement.

                                       26

(d)  MULTIBRANCH PARTY. For the purposes of Section 10(c) of this Agreement:

     Party A is a Multibranch Party and may act through the following Offices:
     Sydney.

     Party B is not a Multibranch Party.

(e)  CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT Details of any Credit Support Document:

     (i)  In relation to Party A: Nil

     (ii) In relation to Party B: Security Trust Deed.

(g)  CREDIT SUPPORT PROVIDER.

     (i)  In relation to Party A: Nil.

     (ii) In relation to Party B: Nil

(h)  GOVERNING LAW. This Agreement and each Confirmation will be governed by and construed in accordance with New South Wales law and each party hereby submits to the non-exclusive jurisdiction of the New South Wales courts and courts of appeal from them.

(i)  NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will not apply in respect of all Transactions.

(j)  "AFFILIATE" will have the meaning specified in Section 14 of this
     Agreement. For the purposes of Section 3(c), each of Party A and Party B is deemed not to have any Affiliates.

                                       27

                                     PART 5
                                OTHER PROVISIONS

(a)  In Section 2(a)(i) add the following sentence:

          "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(b)  In Section 2(a)(ii), after "freely transferable funds" add "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

(c)  Insert new Sections 2(a)(iv) and (v) as follows:

          "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under Section
               2(a)(i) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent under Section
               2(a)(i).

          (v)  Where:

               (1)  payments are due pursuant to Section 2(a)(i) by Party A to
                    Party B (the "PARTY A PAYMENT") and by Party B to Party A
                    (the "PARTY B PAYMENT") on the same day; and

               (2)  the Security Trust Deed has become, and remains at that time, enforceable,

               then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an
               "applicable condition precedent" for the purpose of Section
               2(a)(iii)(3)) that Party A first receives the Party B Payment or confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

(d)  Add the following new sentence to the end of Section 2(b):

     "Each new account so designated must be in the same tax jurisdiction as the original account."

(e)  Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

     "if and only if X is Party A and".

(f)  In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

                                       28

(g)  ADDITIONAL REPRESENTATIONS. In Section 3:

     (i)  add the following in section 3(a)(v) after the words "creditors rights generally":

          "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act 1959 (Cth)), sections 11F and 13A(3)
          of the Banking Act 1959 (Cth) or any other analogous provision under any law applicable to a party)".

     (ii) add the following immediately after paragraph (f):

          "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the
          Securitisation Funds created pursuant to the Master Trust Deed) and has not given any charge, in the case of Party A, over its rights under any Transaction and, in the case of Party B, over assets of the
          Securitisation Fund (other than as provided in the Security Trust
          Deed)."

(h)  Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into)
     that:

     (i)  SECURITISATION FUND VALIDITY CREATED. The Securitisation Fund has been validly created and is in existence at the date of this Agreement and each Transaction.

     (ii) SOLE SECURITISATION FUND. Party B has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund.

     (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to
          Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the
          Securitisation Fund.

     (iv) POWER. Party B has power under the Master Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Securitisation Fund.

     (v)  GOOD TITLE. Party B is the legal owner of the assets of the
          Securitisation Fund and has the power under the Master Trust Deed to mortgage or charge them in the manner provided in the Security Trust
          Deed and those assets are free from all other prior encumbrances save for the Prior Interest.

     (vi) INDEMNITY. Party B has not committed any fraud, negligence or breach of trust which would prejudice its right of indemnity out of the
          Securitisation Fund.

(i)  In Section 4 add a new paragraph as follows:

          "(f) CONTRACTING AS PRINCIPAL. Party A will enter into all
               Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the
               Securitisation Fund and not otherwise."

(j)  In the third line of Section 3(c), insert "materially" before the word
     "affect".

                                       29

(k)  In Section 6(d)(i), in the seventh line, insert "in the absence of manifest error" after the word "evidence".

(l)  CONFIRMATIONS. For the purposes of Section 9(e)(i) Party A will, on or promptly after the relevant Trade Date, send the Manager a confirmation confirming that Transaction and the Manager and Party B must (either itself or through the Manager) promptly then confirm the accuracy of and sign and return, or request the correction of such Confirmation. Each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties. However any failure to sign an original Confirmation will not affect the validity or enforcement of any Transaction.

(m)  In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this
     Section will be subject to any Set-off.", at the end of the first paragraph.

(n)  Section 12 is amended as follows:

     (i)  In Section 12(a), insert "and settlement instructions requiring payment to an entity other than the original counterparty" after
          "Section 5 or 6" in line 2.

     (ii) Section 12(a)(iii) is replaced with:

          "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form".

(o)  Definitions and interpretation.

     (i)  Section 14 of the Agreement is modified by inserting the following new definitions:

          "MASTER TRUST DEED" means the Master Trust Deed dated 4 July 1994 as amended and restated between Party B and the Manager.

          "RELEVANT SWAP TRANSACTION" means in relation to the Class A Notes, each Transaction which is a Currency Swap for Class A Notes only.

          "SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Agreement between Party B as issuing trustee, the
          Manager as manager, Perpetual Trustee Company Limited as security trustee and The Bank of New York as note trustee.

     (ii) Each of the following expressions has the meanings given to them in the Master Trust Deed and the Security Trust Deed (as the case may be)
          provided that in the event of any inconsistency those in the Security
          Trust Deed will prevail:

                                       30

          "CHARGED PROPERTY"
          "CURRENCY SWAP"
          "DESIGNATED RATING AGENCY"
          "EXPENSE"
          "EXTRAORDINARY RESOLUTION"
          "NOTE TRUSTEE"
          "NOTE TRUST DEED"
          "OUTSTANDING PRINCIPAL BALANCE"
          "PRINCIPAL PAYING AGENT"
          "PRIOR INTEREST"
          "SECURED CREDITOR"
          "SECURED DOCUMENT"
          "SECURED MONEYS"
          "SECURITY TRUSTEE"
          "SECURITISATION FUND"
          "SUPPLEMENTARY BOND TERMS NOTICE"
          "TRANSACTION DOCUMENT"
          "WILFUL DEFAULT"(AS DEFINED IN CLAUSE 26.25 OF THE MASTER TRUST DEED)

     (iii) The expressions "CLASS A NOTES", "CLASS A NOTEHOLDER", "INVESTED
          AMOUNT" and "NOTES" have the meanings given to them in the
          Supplementary Bond Terms Notice.

     (iv) Where in this Agreement a word or expression is defined by reference to another Transaction Document or there is a reference to another
          Transaction Document or to a provision of another Transaction
          Document, any amendment to the meaning of that word or expression or to that other Transaction Document will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by all parties to this Agreement.

(p)  MASTER TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge for the purposes of the Master Trust Deed and Security Trust Deed that:

     (i)  this Agreement and all Transactions under this Agreement are Secured
          Documents; and

     (ii) Party A is a Secured Creditor; and

     (iii) all of the obligations of Party B under this Agreement and any/all
          Transactions under it are Secured Moneys and

     (iv) this Agreement is a "Currency Swap" and a "Transaction Document" and
          Party A is a "Currency Swap provider" in respect of the Securitisation
          Fund.

(q)  ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International
     Swaps and Derivatives Association, Inc.) (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA
     Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each
     Confirmation.

(r)  INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

                                       31

     (i)  any Confirmation;

     (ii) the Schedule to the Agreement;

     (iii) the other provisions of the Agreement;

     (iv) the ISDA Definitions.

(s)  Any reference to a:

     (i)  "SWAP TRANSACTION" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

     (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the
          ISDA Definitions.

(t)  New Sections 15, 16 and 17 are added as follows:

     "15. CAPACITY OF PARTY B AND THE MANAGER

          (a)  Party B enters into this Agreement only in its capacity as trustee of the Securitisation Fund under the Master Trust Deed and in no other capacity. A liability incurred by Party B arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Securitisation Fund which are available to satisfy the right of Party B to be exonerated or indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement other than section 15(c) and extends to all liabilities and obligations of Party B in any way connected with any
               representation, warranty, conduct, omission, agreement or
               transaction related to this Agreement.

          (b)  The parties other than Party B may not sue Party B in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except in relation to the assets of the Securitisation Fund), or a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to the assets of the Securitisation Fund).

          (c)  The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed or any other
               Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification or exoneration out of the assets of the Securitisation Fund, as a result of Party B's fraud, negligence or willful default.

          (d)  It is acknowledged that the Manager is responsible under the
               Master Trust Deed for performing a variety of obligations
               relating to the Securitisation Fund, including under this
               Agreement. No act or omission of Party B (including any related failure to satisfy its obligations or breach of a representation or warranty under this

                                       32

               Agreement) will be considered fraud, negligence or willful default of Party B for the purpose of paragraph (c) of this
               Section 15 to the extent to which the act or omission was caused or contributed to by any failure by the Manager or any other person to fulfil its obligations relating to the Securitisation
               Fund or by any other act or omission of the Manager or any other person.

          (e)  Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party
               B's liability is limited in the same manner as set out in
               paragraphs (b) to (d) of this Section 15.

          (f)  No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of
               Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of Party B for the purpose of paragraph (c) of this Section 15.

          (g)  Subject to the provisions related to deemed receipt of notices and other communications under this Agreement, Party B will only be considered to have knowledge or awareness of, or notice of, any thing, or grounds to believe any thing, by virtue of the officers of Party B having day to day responsibility for the administration or management of Party B's obligations in relation to the Securitisation Fund having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an
               Event of Default or other default (howsoever described) means notice, knowledge or awareness of the occurrence of the events or circumstances constituting that Event of Default or other default
               (as the case may be).

          (h)  In this Agreement, except where expressly provided to the contrary:

               (i)  a reference to Party B is a reference to Party B in its capacity as trustee of the Securitisation Fund only, and in no other capacity; and

               (ii) a reference to the undertaking, assets, business, money or any other thing of or in relation to Party B is a reference to such undertaking, assets, business, money or other thing of or in relation to Party B only in its capacity as trustee of the Securitisation Fund, and in no other capacity.

          (i)  The provision of this Section 15:

               (i)  are paramount and apply regardless of any other provision of this Agreement or any other instrument, even a provision
                    which seeks to apply regardless of any other provision;

               (ii) survive and endure beyond any termination of this Agreement for any reason; and

               (iii) are not severable from this Agreement.

                                       33

     16.  REPLACEMENT SWAP TRANSACTION

          (a)  If any Transaction under this Agreement is terminated, Party B must, subject to paragraph (b), at the direction of the Manager, enter into one or more swaps which replace those Transactions
               (collectively a "REPLACEMENT SWAP TRANSACTION") but only on the following conditions:

               (i)  the amount payable under Section 6(e) (if any) by Party B to
                    Party A upon termination of any Transactions will be paid in full when due in accordance with the Supplementary Bond
                    Terms Notice and this Agreement;

               (ii) the Designated Rating Agencies confirm that the Replacement
                    Swap Transaction will not cause a reduction or withdrawal of the ratings of the Notes; and

               (iii) the liability of Party B under the Replacement Swap
                    Transaction is limited to at least the same extent that its liability is limited under this Agreement.

          (b)  If the conditions in Section 16(a) are satisfied, Party B must, provided it is satisfied with the terms of the Replacement Swap
               Transaction, acting reasonably and considering the interests of
               Class A Noteholders, at the direction of the Manager, enter into the Replacement Swap Transaction and if it does it must direct the Replacement Swap Transaction provider to pay any upfront premium to enter into the Replacement Swap Transaction due to
               Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay an amount to Party A as referred to in Section 16(a)(i) and to the extent that such premium is not greater than or equal to the amount referred to in Section
               16(a)(i), the balance must be satisfied by Party B as an Expense of the Securitisation Fund.

          (c)  If Party B enters into a Replacement Swap Transaction pursuant to paragraph (a), Party B must direct Party A to pay any amount payable under Section 6(e) by Party A to Party B on termination of this Agreement or any Transaction directly to the Replacement
               Swap Transaction provider as payment of and to the extent of any premium payable by Party B to enter into the Replacement Swap
               Transaction, in satisfaction of and to the extent of Party A's obligation to pay that part of the amount payable under Section
               6(e) to Party B.

     17.  SEGREGATION

          The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of
          Party B to perform its obligations in respect of any Relevant Swap
          Transaction does not release Party B from its obligations under this
          Agreement or under any other Relevant Swap Transaction in respect of any other Class A Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Charged
          Property under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement have effect separately and severally in respect of each Relevant Swap
          Transaction and

                                       34

          are enforceable by or against Party B as though a separate agreement applied between Party A, Party B and the Manager for each Relevant
          Swap Transaction, so that (among other things):

          (i)  this Agreement together with each Confirmation relating to a
               Relevant Swap Transaction will form a single separate agreement between Party A, Party B and the Manager and references to the respective obligations (including references to payment
               obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, Party B and the Manager shall be
               construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between
               Party A, Party B and the Manager;

          (ii) representations made and agreements entered into by the parties under this Agreement are made and entered separately and
               severally in respect of each Relevant Swap Transaction and may be enforced separately and severally in respect of each Relevant
               Swap Transaction;

          (iii) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party
               B separately and severally in respect of each Relevant Swap
               Transaction, and only accrue to Party B against Party A
               separately and severally in respect of each Relevant Swap
               Transaction; and

          (iv) the occurrence of an Event of Default or Termination Event in respect of a Relevant Swap Transaction does not in itself
               constitute an Event of Default or Termination Event in respect of any other Relevant Swap Transaction."

(u)  TELEPHONE RECORDING: Each party:

     (i)  consents to the recording of the telephone conversations of trading and marketing personnel of that party and its Affiliates in connection with this Agreement or any potential transaction; and

     (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates; and

     (iii) will provide transcripts of such recordings (if any) upon reasonable request by another party; and

     (iv) acknowledges that such recordings and transcripts can be used as evidence by another party in any dispute between them.

(v)  RELATIONSHIP BETWEEN PARTIES: Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that
     (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

     (i)  NON-RELIANCE. It is acting for its own account (or, in the case of
          Party B, as trustee of the Securitisation Fund), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and in the case of

                                       35

          Party B, on the judgment of the Manager, and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication
          (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that
          Transaction.

     (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

     (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or as an adviser to it in respect of that Transaction.

(w)  APPOINTMENT OF MANAGER: Party A acknowledges that under the Master Trust
     Deed Party B has appointed the Manager as manager of the Securitisation
     Fund with the powers set out in and upon and subject to the terms of, the
     Master Trust Deed. Accordingly, subject to the terms of the Master Trust
     Deed, the Manager:

     (i)  may arrange, enter into, and monitor Transactions, execute
          Confirmations and exercise all other rights and powers of Party B under this Agreement; and

     (ii) without limiting the generality of the foregoing, the Manager shall issue and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to or by Party A under this
          Agreement.

     Subject to Section 15, Party B agrees that it is bound by anything the
     Manager does under this Part 5(w).

(x)  RATINGS DOWNGRADE:

     (i)  In the event that the unsecured and unsubordinated debt obligations of
          Party A (or any applicable assignee or its guarantor) shall have (1) a long term credit rating of less than AA- by S&P and a short-term credit rating of less than A-1+ by S&P, or (2) a long term credit rating of less than A2 by Moody's and a short term credit rating of less than P-1 by Moody's, or (3) a long term credit rating of less than BBB+ by Fitch Ratings and a short term credit rating of less than
          F2 by Fitch Ratings and Party B does not receive written affirmation of the then current rating of the Notes, then Party A shall immediately notify the Designated Rating Agencies and Party B and within 5 Local Business Days (or 30 Local Business Days if the
          downgrade is to no less than A- (S&P long term) and A-1 (S&P short term) and A3 (Moody's long term) and A+ (Fitch long term) and F1
          (Fitch short term)) of such downgrade (unless during this period,
          Party A and Party B receive written confirmation from S&P, Fitch
          Ratings and Moody's that such downgrade would not result in the Notes either being downgraded or placed under review for possible downgrade)
          at its cost either:

                                       36

          (A)  put in place an appropriate mark-to-market collateral agreement
               (consisting of either cash or securities) which is based either on S&P's New Interest Rate and Currency Swap Criteria published in January 1999 (as may be amended from time to time), Fitch
               Ratings' Counterparty Risk in Structured Finance Transactions:
               Swap Criteria published on 13 September 2004 (as amended from time to time) or on any other agreement reached between the parties (whichever of these has the highest ratings criteria), in support of its obligations under the Agreement, PROVIDED that
               Party A and Party B receive prior written confirmation from S&P,
               Fitch Ratings and Moody's that the rating assigned to the Notes then outstanding by S&P, Fitch Ratings and Moody's is not
               adversely affected by the downgrade following such collateral arrangements being put in place and PROVIDED FURTHER that this sub-paragraph (i)(A) will not apply where the long term credit rating falls to BBB+ (or less) by Fitch Ratings and the short term credit rating falls to F2 (or less) by Fitch Ratings;

          (B)  transfer all its rights and obligations with respect to this
               Agreement to a replacement third party whose unsecured and unsubordinated debt obligations have (1) a long term credit rating of at least AA- by S&P and a short-term credit rating of at least A-1+ by S&P, or (2) a long term credit rating of at least A2 by Moody's and a short term credit rating of at least
               P-1 by Moody's, or (3) a long term credit rating of at least A+
               by Fitch Ratings and a short term credit rating of at least F1 by
               Fitch Ratings;

          (C)  procure that its obligations with respect to this Agreement are guaranteed by a third party resident outside Australia whose unsecured and unsubordinated debt obligations have (1) a long term credit rating of at least AA- by S&P and a short-term credit rating of at least A-1+ by S&P, or (2) a long term credit rating of at least A2 by Moody's and a short term credit rating of at least P-1 by Moody's, or (3) a long term credit rating of at least A+ by Fitch Ratings and a short term credit rating of at least F1 by Fitch Ratings; or

          (D)  enter into such other arrangements which each Designated Rating
               Agency has confirmed will result in there not being a withdrawal or downgrade of any credit rating assigned by it to the Notes.

     (ii) Where Party A transfers its rights and obligations to a replacement counterparty in accordance with sub-paragraph (i)(B) above, the
          Trustee, at the direction of the Manager, and each other party to this
          Agreement shall do all things reasonably necessary at the cost of
          Party A to novate the relevant rights and obligations to the replacement counterparty.

     (iii) If, at any time, Party A's obligations under this Agreement are transferred in accordance with sub-paragraph (i)(B) above, Party A shall be immediately entitled to any collateral which it has provided under any collateral agreement contemplated by sub-paragraph (i)(A)
          (less any amount withdrawn in accordance with sub-paragraph (iv)).

                                       37

     (iv) Party B may only make withdrawals from any account into which collateral is provided by Party A (the COLLATERAL ACCOUNT) if directed to do so by the Manager and then only for the purpose of:

          (A)  transferring obligations under this Agreement in accordance with sub-paragraph (i)(B) (including the costs of obtaining a
               replacement counterparty);

          (B)  refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any collateral agreement contemplated by sub-paragraph (i)(A);

          (C)  withdrawing any amount which has been incorrectly deposited into the Collateral Account;

          (D)  paying bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account;

          (E)  funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment; or

          (F)  making interest payments to Party A as contemplated by sub-paragraph (v).

          The Manager must direct Party B to, and Party B must, refund or pay to
          Party A the amount of any payment which may be made to Party A under
          (B), (C) or (F) above as soon as such refund or payment is possible.

     (v)  All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral
          Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by sub-paragraph (i)(A).

(y)  EXCHANGE CONTROLS

     Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:

     "this sub paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS"). For the avoidance of doubt:

     (A)  exchange controls do not constitute an Illegality or other Termination
          Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction: and

     (B)  if and for so long as exchange controls are imposed, delivery by either party of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by a party (the "PAYER") to the other party from time to time specified in that Confirmation will constitute proper payment of those amounts by that other

                                       38

          party and the payer's obligations under this Agreement will be unaffected by any such exchange controls."

(z)  Deleted.

(aa) RESTRICTED TERMINATION RIGHTS

     Add a new Section 6(aa) as follows:

     "(aa) Restricted Termination Rights

          (i)  TERMINATION BY PARTY B: Party B must not designate an Early
               Termination Date without the prior written consent of the Note
               Trustee.

          (ii) CONSULTATION: Each party may only designate an Early Termination
               Date following prior consultation with the other party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice,
               Party B may exercise its rights only after consultation with the
               Note Trustee and only after consultation between Party A and the
               Note Trustee.

          (iii) PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

               (a)  Notwithstanding Part 1(c)(iii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected
                    Party following a Tax Event but only if all Class A Notes
                    will be redeemed at the full amount of the Invested Amount
                    (or, if the Class A Noteholders by Extraordinary Resolution
                    have so agreed, at a lesser amount) together with accrued
                    interest to (but excluding) the date of the redemption.

               (b)  If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and
                    obligations under this Agreement and each Transaction to an
                    Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                    (A)  each Designated Rating Agency has confirmed in writing that the transfer will not result in a reduction,
                         qualification or withdrawal of the credit ratings then
                         assigned by the them to the relevant Class A Notes; and

                    (B)  that person has a long term credit rating assigned by each of the Designated Rating Agencies of at least the
                         long term credit rating assigned by that Designated
                         Rating Agency to Party A as at the date of this
                         Agreement.

          (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party
               B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party
               B will endeavour to procure the substitution of Party B as principal obligor under this Agreement in respect of each
               Affected Transaction with

                                       39

               an Affiliate of Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Class A
               Notes and in respect of which a deduction or withholding on account of Tax would not be necessary".

(bb) TRANSFER

     A new paragraph (c) is added to Section 7 as follows:

          "a party may make such a transfer in accordance with this Agreement or the Security Trust Deed".

     and the full-stop at the end of paragraph (b) is replaced with "; and"

(cc) PARTY B'S PAYMENT INSTRUCTIONS

     Party B irrevocably authorises and instructs Party A to make payment of:

     (i)  the Initial Exchange Amount payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

     (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account notified in writing by the Principal Paying Agent to Party A for that purpose. Party A is entitled to rely on any such notice.

(dd) NO AMENDMENT

     Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A.

                                       40

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this document.

SOCIETE GENERALE AUSTRALIA BRANCH           PERPETUAL TRUSTEES AUSTRALIA LIMITED

By:                                         By:
    -----------------------------               --------------------------------
Name:                                       Name:
Title:                                      Title:
Date:                                       Date:

By:                                         By:
    -----------------------------               --------------------------------
Name:                                       Name:
Title:                                      Title:
Date:                                       Date:

ME PORTFOLIO MANAGEMENT LIMITED

By:
    -----------------------------
Name:
Title:
Date:

By:
    -----------------------------
Name:
Title:
Date:

                                       41